UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2008

Bimini Capital Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-32171	72-1571637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code(772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03.   MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Pursuant to Article XIII, Section 9 of the Articles of Amendment and Restatement (the “Charter”) of Bimini Capital Management, Inc. (the “Company”), the Board of Directors of the Company adopted resolutions decreasing the maximum Ownership Limit (as defined in the Charter) with respect to the Company’s outstanding shares of Common Stock (as defined in the Charter) and Equity Stock (as defined in the Charter) from 9.8% to 4.98% effective January 28, 2008.  On February 1, 2008, the Company filed a Certificate of Notice with the State Department of Assessments and Taxation of the State of Maryland (the “Certificate of Notice”) reflecting the 4.98% maximum Ownership Limit.  The Certificate of Notice is filed herewith as Exhibit 3.1 and is incorporated herein by reference in its entirety.

ITEM 5.03.   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

The information set forth above in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.  The Certificate of Notice filed herewith as Exhibit 3.1 is incorporated herein by reference in its entirety.

ITEM 7.01.   REGULATION FD DISCLOSURE

On January 30, 2008, the Company issued the press release attached hereto as Exhibit 99.1.  The information furnished under this “Item 7.01 Regulation FD Disclosure,” including the exhibits related hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

ITEM 9.01.   EXHIBITS.

(d)	Exhibits

Exhibit 3.1 – Certificate of Notice dated February 1, 2008

Exhibit 99.1 – Press Release of Bimini Capital Management, Inc.  dated January 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2008	BIMINI CAPITAL MANAGEMENT, INC.

	By:	/s/ Jeffrey J. Zimmer
Jeffrey J. Zimmer
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.

3.1	Certificate of Notice dated February 1, 2008
99.1	Press Release of Bimini Capital Management, Inc. dated January 30, 2008